Other long-term liabilities	12 Months Ended
Dec. 31, 2021
Miscellaneous Noncurrent Liabilities [Abstract]
Other long-term liabilities

18. Other long-term liabilities

	December 31,	December 31,
	2021	2020
Royalty payment obligations (a)	$123	$3,355
Other employee benefit liabilities	146	1,557
	$269	$4,912
Less:
Current portion of royalty payment obligations (note 13)	(25)	(3,248)
Current portion of other employee benefit liabilities (note 13)	(146)	(1,351)
	$98	$313

a) Royalty payment obligations

i) Royalty payment obligations to SALP

During 2018, the Company signed a royalty stream agreement with SALP at the same time as certain conditions pertaining to the second advance of the credit facility were modified. The financial commitments that remain under this agreement at December 31, 2021 and 2020 include 1) a minimum royalty payment of USD 5,000,000 per quarter until approximately 2034 and a liability of $123 was recognized in the consolidated statement of financial position at December 31, 2021 ($132 at December 31, 2020), and 2) a net sales royalty commitment (note 30) for which no liabilities have yet to be recorded in the consolidated financial statements. On February 15, 2022, the royalty stream agreement was terminated (note 33).

ii) Royalty payment obligation for reacquired rights

As part of the consideration given by the Company in 2016 for the reacquisition of the rights to 50% of the worldwide profits pertaining to the sale of plasminogen for the treatment of plasminogen congenital deficiency which were previously granted to a licensee under a license agreement, the Company agreed to make royalty payments on the sales of plasminogen for congenital deficiency, using a rate of 5% up to a total of USD 2.5 million, the unpaid balance becoming due at December 31, 2020. At December 2020, the Company recognized a royalty payment obligation of $3,223 (USD 2.5 million) in the consolidated statement of financial position. The balance was paid in 2021.